UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3070

Hilliard-Lyons Government Fund, Inc.

(Exact name of registrant as specified in charter)

P. O. Box 32760, Louisville, Kentucky	40232-2760

(Address of principal executive offices)	(Zip code)

Joseph C. Curry, Jr.	Carol Gehl
Hilliard-Lyons Government Fund, Inc.	Godfrey & Kahn, S.C.
P. O. Box 32760	780 North Water Street
Louisville, Kentucky 40232-2760	Milwaukee, Wisconsin 53202

(Name and address of agents for service)

Registrant’s telephone number, including area code: (502) 588-8602

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT TO SHAREHOLDERS. The Annual Report to Shareholders follows.

September 20, 2005

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund, Inc. (“HLGF” or the “Fund”) for the year ended August 31, 2005.

In sharp contrast to the four year period before, beginning in June 2004 the Federal Reserve (“Fed”) has raised short-term interest rates by increasing the federal funds rate eleven consecutive times to its current level of 3 ¾%. This rate is the rate charged on overnight loans between banks. It is the Fed’s primary monetary policy tool. The Fed uses this rate to influence the economy. It has a direct effect on rates that impact consumers such as mortgages and credit card interest rates. The language in the Fed’s accompanying policy statement is indicative of the Fed’s reasoning and its future course of action. The Fed used language similar to that which has accompanied each rate increase with today’s latest increase of  1/4 of 1%, stating that more “measured” rate increases were likely in the months to come. There had been some speculation that the Fed would announce a pause in its campaign to raise rates while the impact of Hurricane Katrina is still being assessed. But the Fed indicated the impact of the country’s costliest natural disaster was likely to be temporary and that it needed to keep raising rates to guard against inflation.

While there is less consensus than there has been, most economic analysts believe the Fed will continue to raise the federal funds rate through the end of this calendar year. If the rate were increased by  1/4 of 1% at each meeting of the Fed remaining this year, the federal funds rate would be 4 1/4% at year end. Federal Reserve Chairman Alan Greenspan’s term as a member of the federal reserve board will end January 31, 2006, the date of the Fed’s January meeting. If the federal funds rate is increased by  1/4 of 1% at that meeting as well, Mr. Greenspan will leave office with the federal funds rate at 4 1/2%, a level many believe would be the “neutral” level the Fed is seeking. A “neutral” level is a level that still encourages economic growth but works to keep inflation in check.

Rising interest rates are evidenced by the dividends paid by the Fund. Dividends paid for the year ended August 31, 2005 increased over 200% to $.01691 per share when compared to dividends paid per share for the year ended August 31, 2004 of $.00525. Higher money market fund rates seem to have stopped the money fund asset decline experienced during the years of historically low rates. Assets of the Fund decreased only slightly during the year to $1.4 billion at August 31, 2005, mirroring the trend of the money fund industry in general which recently ended a period of declining assets. Money fund assets had fallen beginning in early 2002 until June 2005, which saw a monthly increase. July and August 2005 have continued that trend with the increase in August the largest monthly increase since November 2002. Money market funds are often the investment of choice for savings dollars in a rising rate environment as their yield will adjust more quickly than that of a fixed rate investment. Investors seeking a yield advantage over other popular short-term bank products such as money market deposit accounts and three month certificates of deposit, have begun to return to money funds. This trend should continue as money fund rates increase in the coming months.

Interest rates impact equity and fixed income markets as well. Yields typically move inversely with prices. The latest rate increase caused the yield on ten year Treasury notes to rise as expected. Unlike the effect of previous rate increases this year, this increase had the expected effect with the yield curve flattening whereby yields on shorter-dated maturities rise faster than those on longer-dated issues. Stocks fell on the Fed’s announcement and the Dow Jones Industrial Average is down slightly for the year. Rising short-term interest rates while an effective tool to quell inflation, can dampen economic activity and corporate earnings which negatively impact equity markets.

As shown on the following portfolio allocation, at August 31, 2005, the Fund was invested 100% in U.S. Government Sponsored Enterprises.

Portfolio Allocation1

[1]	As a percentage of total investments at August 31, 2005. Investments are subject to change daily.

The Schedule of Investments which follows, details the investments held in the Fund’s portfolio and shows that the Fund continues to invest exclusively in high quality, short-term securities issued by U.S. government sponsored enterprises, primarily short-term discount notes issued by the Federal Home Loan Banks. These securities offer a high degree of credit safety but still have a competitive yield. The income earned on these investments flows through to shareholders in the form of dividends that are exempt from state income taxes. Information on the taxability of dividends paid by the Fund for calendar year 2005 will be sent to all shareholders in January 2006 by J.J.B. Hilliard, W.L. Lyons, Inc.

We appreciate your investment in the Hilliard-Lyons Government Fund, Inc. and we remain committed to serving you to the best of our abilities.

JOSEPH C. CURRY, JR. President	DIANNA P. WENGLER Vice President and Treasurer

Understanding Your Fund’s Expenses

All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs including costs for portfolio management, administrative services and shareholder reports such as this one. Operating expenses directly reduce the investment return of a fund as they are paid from gross income. A fund’s expenses are shown by its expense ratio which is calculated as a percentage of average net assets. The following table is intended to help you understand the ongoing fees, expressed in dollars, of investing in the Fund and to be able to compare these costs with those of other mutual funds. The examples in the table are based on an initial investment of $1,000 made at the beginning of the period and held for the entire period.

The table shows costs in two ways:

Actual Return.    The first line of the table below lets you estimate the actual expenses you paid over the period. It shows the expenses that would have been paid on a $1,000 investment for the period March 1, 2005 to August 31, 2005. It shows the value of the investment at the end of the period using actual returns and expenses.

You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.    The second line of the table below lets you compare the expenses of investing in the Fund with the expenses of other mutual funds. It uses a hypothetical annualized rate of return of 5% per year and the Fund’s actual expenses. All mutual fund shareholder reports will provide this information. You can compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 3/1/05	Ending Account Value 8/31/05	Net Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,025.83	.79%	$4.05
Hypothetical 5% Return	$1,000.00	$1,021.17	.79%	$4.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period; multiplied by 184/365 (to reflect the one-half year period).

Information About Proxy Voting by the Fund

The Fund invests exclusively in non-voting securities and therefore is not required to include information regarding proxy voting policies and procedures.

Information About the Fund’s Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended May 31 and November 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HILLIARD-LYONS GOVERNMENT FUND, INC.

SCHEDULE OF INVESTMENTS

August 31, 2005

Principal Amount		Cash Equivalent Yield	Maturity Date	Value
	U.S. GOVERNMENT SPONSORED ENTERPRISES*—100.2%**
$25,165,000	Federal Home Loan Bank Discount Note	3.245%	09/01/05	$25,165,000
31,000,000	Federal Home Loan Bank Discount Note	3.176	09/01/05	31,000,000
33,000,000	Federal Home Loan Bank Discount Note	3.219	09/02/05	32,997,112
29,620,000	Federal Home Loan Bank Discount Note	3.457	09/06/05	29,606,013
20,000,000	Federal Home Loan Bank Discount Note	3.280	09/07/05	19,989,300
41,000,000	Federal Home Loan Bank Discount Note	3.424	09/08/05	40,973,134
15,000,000	Federal Home Loan Bank Discount Note	3.292	09/09/05	14,989,267
10,000,000	Federal Home Loan Bank Discount Note	3.290	09/09/05	9,992,844
35,000,000	Federal Home Loan Bank Discount Note	3.371	09/12/05	34,964,601
35,000,000	Federal Home Loan Bank Discount Note	3.435	09/13/05	34,960,567
35,000,000	Federal Home Loan Bank Discount Note	3.317	09/14/05	34,958,987
28,690,000	Federal Home Loan Bank Discount Note	3.353	09/15/05	28,653,293
40,000,000	Federal Home Loan Bank Discount Note	3.328	09/16/05	39,945,750
25,000,000	Federal Home Loan Bank Discount Note	3.437	09/19/05	24,957,750
25,000,000	Federal Home Loan Bank Discount Note	3.437	09/20/05	24,955,403
30,000,000	Federal Home Loan Bank Discount Note	3.369	09/21/05	29,945,083
19,200,000	Federal Home Loan Bank Discount Note	3.374	09/22/05	19,162,928
27,000,000	Federal Home Loan Bank Discount Note	3.378	09/23/05	26,945,467
30,000,000	Federal Home Loan Bank Discount Note	3.347	09/26/05	29,931,667
20,000,000	Federal Home Loan Bank Discount Note	3.459	09/27/05	19,950,889
25,815,000	Federal Home Loan Bank Discount Note	3.207	09/28/05	25,754,593
40,000,000	Federal Farm Credit Bank Discount Note	3.404	09/29/05	39,896,089
30,000,000	Federal Home Loan Bank Discount Note	3.209	09/30/05	29,924,479
18,000,000	Federal Home Loan Bank Discount Note	3.475	10/03/05	17,945,440
30,000,000	Federal Home Loan Bank Discount Note	3.451	10/05/05	29,904,375
22,000,000	Federal Home Loan Bank Discount Note	3.251	10/07/05	21,930,370
29,000,000	Federal Home Loan Bank Discount Note	3.516	10/11/05	28,888,994
18,000,000	Federal Home Loan Bank Discount Note	3.591	10/12/05	17,927,840
19,336,000	Federal Home Loan Bank Discount Note	3.290	10/14/05	19,262,093
27,579,000	Federal Home Loan Bank Discount Note	3.429	10/17/05	27,460,947
10,025,000	Federal Home Loan Bank Discount Note	3.497	10/18/05	9,980,238
35,959,000	Federal Home Loan Bank Discount Note	3.365	10/19/05	35,801,739
40,000,000	Federal Home Loan Bank Discount Note	3.549	10/21/05	39,807,222
35,000,000	Federal Home Loan Bank Discount Note	3.575	10/26/05	34,813,115
35,000,000	Federal Home Loan Bank Discount Note	3.361	10/28/05	34,818,510
20,000,000	Federal Home Loan Bank Discount Note	3.591	10/31/05	19,883,000
31,000,000	Federal Home Loan Bank Discount Note	3.550	11/02/05	30,814,741
20,000,000	Federal Home Loan Bank Discount Note	3.622	11/04/05	19,874,133

See notes to financial statements.

HILLIARD-LYONS GOVERNMENT FUND, INC.

SCHEDULE OF INVESTMENTS—continued

August 31, 2005

Principal Amount		Cash Equivalent Yield	Maturity Date	Value
$15,000,000	Federal Home Loan Bank Discount Note	3.661%	11/09/05	$14,897,075
15,000,000	Federal Home Loan Bank Discount Note	3.667	11/09/05	14,896,931
18,000,000	Federal Home Loan Bank Discount Note	3.680	11/14/05	17,866,985
22,641,000	Federal Home Loan Bank Discount Note	3.430	11/16/05	22,481,595
20,000,000	Federal Home Loan Bank Discount Note	3.694	11/18/05	19,843,567
20,000,000	Federal Farm Credit Bank Discount Note	3.673	11/21/05	19,838,450
25,000,000	Federal Home Loan Bank Discount Note	3.720	11/23/05	24,790,483
30,000,000	Federal Home Loan Bank Discount Note	3.771	11/25/05	29,738,979
35,000,000	Federal Home Loan Bank Discount Note	3.685	11/29/05	34,688,500
20,000,000	Federal Home Loan Bank Discount Note	3.648	11/30/05	19,830,250
20,000,000	Federal Home Loan Bank Discount Note	3.493	11/30/05	19,822,250
13,693,000	Federal Home Loan Bank Discount Note	3.617	12/01/05	13,571,163
30,000,000	Federal Home Loan Bank Discount Note	3.529	12/02/05	29,737,033
22,000,000	Federal Home Loan Bank Discount Note	3.748	12/05/05	21,787,517
25,000,000	Federal Home Loan Bank Discount Note	3.737	12/06/05	24,756,667
14,000,000	Federal Home Loan Bank Discount Note	3.668	12/29/05	13,835,251

	TOTAL U. S. GOVERNMENT SPONSORED ENTERPRISES (at amortized cost—$1,381,115,669)			1,381,115,669

	TOTAL INVESTMENTS - 100.2% (at amortized cost—$1,381,115,669***)			1,381,115,669

	OTHER ASSETS LESS LIABILITIES - (0.2%)			(2,624,153)

	NET ASSETS - 100.0%			$1,378,491,516

*	Obligations of U.S. Government sponsored enterprises are not issued nor guaranteed by the United States Treasury.
**	The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
***	Also represents cost for federal income tax purposes.

See notes to financial statements.

HILLIARD-LYONS GOVERNMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2005

ASSETS

Investments, (at amortized cost which approximates market value (identified and tax cost—$1,381,115,669))	$1,381,115,669

Cash	608

Prepaid expenses	9,862

TOTAL ASSETS	1,381,126,139

LIABILITIES

Dividends payable	1,621,836

Due to affiliates—Note B

Investment advisory fee	346,792

Shareholder servicing fee	299,776

Administrative fee	215,418

Accrued directors’ fees	13,474

Accrued expenses	137,327

TOTAL LIABILITIES	2,634,623

NET ASSETS	$1,378,491,516

Shares of beneficial interest outstanding	1,378,491,516

Net asset value, offering and redemption price per share (net assets ÷ shares of beneficial interest outstanding)	$1.00

See notes to financial statements.

HILLIARD-LYONS GOVERNMENT FUND, INC.

STATEMENT OF OPERATIONS

For the year ended August 31, 2005

INVESTMENT INCOME

Interest	$35,160,694

EXPENSES

Investment advisory fee—Note B	4,173,526

Shareholder servicing fee—Note B	3,548,526

Administrative fee—Note B	2,554,939

Printing and other expenses	285,834

Insurance expense	193,915

Custodian fees and expenses	179,425

Legal and audit fees	93,525

Directors’ fees	86,330

Transfer agent fees and expenses	41,900

Registration fees	30,800

Total expenses	11,188,720
Less waiver of investment advisory fee—Note B	(3,097)

Total net expenses	11,185,623

Net investment income	23,975,071

Net increase in net assets resulting from operations	$23,975,071

See notes to financial statements.

HILLIARD-LYONS GOVERNMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the year ended August 31,
	2005	2004
FROM OPERATIONS

Net investment income	$23,975,071	$8,116,146

Net increase in net assets resulting from operations	23,975,071	8,116,146

DIVIDENDS TO SHAREHOLDERS FROM

Net investment income	(23,975,071)	(8,116,146)

Total dividends	(23,975,071)	(8,116,146)

FROM CAPITAL SHARE TRANSACTIONS

Net capital share transactions (at $1.00 per share)—Note C	(49,051,561)	(179,691,327)

NET ASSETS

Beginning of year	1,427,543,077	1,607,234,404

End of year	$1,378,491,516	$1,427,543,077

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The 2005, 2004, 2003 and 2002 information has been audited by Deloitte & Touche LLP. The 2001 information was audited by another independent registered public accounting firm, whose report expressed an unqualified opinion. It should be read in conjunction with the financial statements and notes thereto.

	For the year ended August 31,
	2005		2004		2003		2002	2001
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	.02	(a)	—	(a)*	.01	(a)	.05	.05

Total from investment operations	.02		—	*	.01		.05	.05

Less distributions:

From net investment income	(.02)		—	*	(.01)		(.05)	(.05)

Total distributions	(.02)		—	*	(.01)		(.05)	(.05)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	1.70%		.53%		.63%		1.44%	5.14%

SUPPLEMENTAL DATA

Net assets, end of year (000’s omitted)	$1,378,492		$1,427,543		$1,607,234		$1,667,245	$1,930,645

RATIOS TO AVERAGE NET ASSETS

Operating expenses	.79	%(b)	.58	%(c)	.69	%(d)	.65%	.44%

Net investment income	1.69	%(b)	.53	%(c)	.65	%(d)	1.53%	4.92%

(a)	Net of voluntary investment advisory fee waiver by the Adviser.
(b)	Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been unchanged at .79% and 1.69%, respectively, for the year ended August 31, 2005.
(c)	Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been .78% and .33%, respectively, for the year ended August 31, 2004.
(d)	Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been .77% and .57%, respectively, for the year ended August 31, 2003.
*	Amount less than $.01

See notes to financial statements.

HILLIARD-LYONS GOVERNMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

August 31, 2005

NOTE A—SIGNIFICANT ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund was incorporated in June 1980 under the laws of the state of Maryland. The primary investment objective of the Fund is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities in accordance with Rule 2a-7 of the 1940 Act. Securities are valued at cost when purchased, and thereafter a constant proportionate amortization of any discount or premium, if any, is recorded until maturity of the security. The Board of Directors (the “Board”) monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

Repurchase Agreements: Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations. It is the policy of the Fund to take possession of collateral. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record daily and is paid monthly. The tax character of distributions paid during 2005 and 2004 was as follows:

	For the year ended August 31,
	2005	2004
Distributions paid from Ordinary income	$23,975,071	$8,116,146

Total Distribution	$23,975,071	$8,116,146

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Income is accrued daily. Interest income and expenses are recorded on the accrual basis. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B—INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On June 22, 2005, the Fund renewed its investment advisory agreement with J.J.B Hilliard W.L. Lyons, Inc. (the “Adviser”). Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the

HILLIARD-LYONS GOVERNMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

August 31, 2005

composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund’s investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund’s Board. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 2005. The Adviser voluntarily agreed to waive a portion of its advisory fee beginning April 1, 2003. The Adviser waived $3,097 for the period September 1, 2004 through August 31, 2005. The Adviser may discontinue or modify any such voluntary waiver at its discretion and such waiver ceased on September 7, 2004.

The Fund has entered into a separate shareholder and administration services agreement (the “Administration Agreement”) with the Adviser. Under the Administration Agreement, the Adviser provides certain shareholder and administrative functions for the Fund, including but not limited to: (i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Fund; (iii) responding to inquiries from shareholders concerning their investments in the Fund; (iv) maintaining account information relating to shareholders that invest in the Fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Fund or its service providers. For its services to the Fund under the Administration Agreement, the Adviser receives a monthly fee from the Fund at the annual rate of .25% of the Fund’s average daily net assets for shareholder services and .18% of the Fund’s average daily net assets for administration services.

No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $10,000 and the audit committee chairman an additional annual retainer of $3,000, a fee of $2,000 for each board or committee meeting attended, and all expenses the directors incur in attending meetings. Total fees paid to directors for the year ended August 31, 2005 were $75,000. Transfer agent fees are paid to State Street Bank & Trust Co.

NOTE C—CAPITAL STOCK

At August 31, 2005, there were 2,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,364,706,601. Each transaction in Fund shares was at the net asset value of $1.00 per share. The dollar amount represented is the same as the shares shown below for such transactions.

	For the year ended August 31,
	2005	2004
Shares sold	5,543,740,554	5,491,302,031
Shares issued to shareholders in reinvestment of dividends	22,176,963	7,844,117
Less shares repurchased	(5,614,969,078)	(5,678,837,475)

Net decrease in capital shares	(49,051,561)	(179,691,327)

NOTE D—INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Hilliard-Lyons Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Hilliard-Lyons Government Fund, Inc (the “Fund”), including the schedule of investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended August 31, 2001 was audited by other auditors whose report, dated October 2, 2001, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

September 30, 2005

HILLIARD-LYONS GOVERNMENT FUND, INC.

MANAGEMENT INFORMATION CHART

Name and Address Independent Directors	Age	Position(s) Held With The Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
J. Robert Shine* 222 East Market Street New Albany, IN 47150	81	Director	Indefinite; since October 17,1989	Chairman and Certified Public Accountant, Monroe Shine & Co., Inc.	1	None

Samuel G. Miller* 402 Wynfield Close Court Louisville, KY 40206	80	Director	Indefinite; since March 26, 1987	Retired, Chairman of Vineyard Village	1	None

Lindy B. Street* 406 Wynfield Close Court Louisville, KY 40206	59	Director	Indefinite; since November 2, 1999	Retired, former Senior Vice President of Marketing & Public Affairs of Columbia/HCA Healthcare Corporation	1	None

*	Member of Audit Committee

Additional information about the Fund’s directors is contained in the Statement of Additional Information (“SAI”) constituting Part B of the Fund’s Registration Statement on Form N-1A filed with the SEC. The most recent post-effective amendment to that Registration Statement is available electronically at the SEC’s Internet web site, www.sec.gov and at the Adviser’s web site, www.hilliard.com. The Fund will also furnish a copy of the SAI portion of the Registration Statement, without charge, to any shareholder who requests by calling the Adviser at (888) 878 -7845 (toll-free).

Officers of the Fund
Joseph C. Curry, Jr. Hilliard Lyons Center Louisville, KY 40202	62	President	Annually	Senior Vice President, J.J.B. Hilliard, W.L. Lyons, Inc.	N/A	N/A

Dianna P. Wengler Hilliard Lyons Center Louisville, KY 40202	45	Vice President and Treasurer	Annually	Vice President, J.J.B. Hilliard, W.L. Lyons, Inc.	N/A	N/A

Edward J. Veilleux 5 Brook Farm Court Hunt Valley, MD 21030	62	Vice President and Chief Compliance Officer	Annually	President, EJV Financial Services, LLC	N/A	N/A

Stephanie J. Ferree Hilliard Lyons Center Louisville, KY 40202	27	Secretary	Annually	Mutual Fund Administrator, J.J.B. Hilliard, W.L. Lyons, Inc.	N/A	N/A

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors (the “Board”) of the Hilliard-Lyons Government Fund, Inc. (the “Fund”) considered the renewal of the Fund’s investment advisory agreement (the “Agreement”) with J.J.B. Hilliard, W.L. Lyons, Inc. (the “Adviser”) at a meeting of the Board held June 22, 2005. The Board consists of three members, all of whom are “non-interested” directors as defined in the Investment Company Act of 1940 (the “Independent Directors”). Prior to the meeting, the Board requested and received certain informational materials. The Board also considered the renewal of the Fund’s shareholder and administrative services agreement and distribution agreement with the Adviser at this meeting.

In addition to the materials provided to the Board prior to the meeting, the Adviser presented additional information at the meeting itself. The Adviser also responded to questions from the members of the Board. Among other things, the Board received information concerning: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the Fund’s investment performance; (3) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders. The Board’s independent counsel, Godfrey & Kahn, S.C., assisted the Board in its review of the information that the Adviser provided and provided a memorandum to the Board describing its duties and responsibilities in connection with the renewal of the Agreement. The Board also met in executive session with its independent counsel to consider and discuss the information that the Adviser provided.

The Board evaluated the nature, extent and quality of the services that the Adviser provides on the basis of the functions that the Adviser performs, and the quality and stability of the staff committed to those functions, the Adviser’s Form ADV and Code of Ethics, the Adviser’s favorable compliance record and financial condition and its background and history in providing services to the Fund. The Board also reviewed information prepared by an independent third party concerning the Fund’s investment performance, both absolutely as well as compared to other funds in its peer group. The Board determined that the Fund’s performance compared favorably with other funds in its peer group over an extended period of time, which reflected favorably on the high quality of the Adviser’s staff assigned to the Fund. Based on the information provided and the Board’s prior experience with the Adviser, the Board concluded that the nature and extent of the services that the Adviser provides under the Agreement, as well as the quality of those services, is satisfactory.

The Board noted that the Adviser does not manage other funds or accounts with investment objectives comparable to that of the Fund. Consequently, there was no basis to compare the Fund’s performance with other funds or accounts that the Adviser manages. However, as noted in the immediately preceding paragraph, the Board reviewed performance information relating to the Fund prepared by an independent third party and concluded that the Fund’s performance compared favorably with other funds in its peer group. Specifically, when compared to other government money market funds, the Fund’s yield was at or near the median of other funds. The Board determined that the Adviser had managed the Fund capably in a low interest rate environment.

The Board reviewed financial information provided by the Adviser, including information concerning its costs in providing services to the Fund and its profitability. In discussion with the Adviser’s management, the Board noted that the Adviser had voluntarily waived a portion of its fee during the recent period of low interest rates, which directly benefited the Fund and its shareholders. In addition, the Adviser provided information that compared the advisory fees paid by the Fund, and its expense ratio, with the advisory fees and expenses ratios of other funds in its peer group. The Board determined the advisory fees paid by the Fund and its expense ratio were competitive with, and at or near the median of, those of other funds in its peer group for the fiscal year ended August 31, 2004, a year in which the Adviser waived a portion of its advisory fee. The Adviser terminated its voluntary advisory fee waiver in September, 2004. Although the Board noted that the Fund’s advisory fee remains below the median of funds in its peer group, its current expense ratio is above the median due, in part, to the Fund’s payment of shareholder servicing and administration fees to the Adviser at a rate greater than the rates paid by other funds in its peer group. Nevertheless, the Board determined that the Fund’s expense ratio, and the aggregate of fees paid to the Adviser for all services that it provides to the Fund, fall within a reasonable range. It also determined that the Adviser devoted sufficient financial and other resources to fulfill its responsibilities to the Fund and that the profits realized by the Adviser were reasonable given the costs of providing services to the Fund. Accordingly, the Board concluded that the amount of advisory fees that the Fund pays to the Adviser is reasonable in light of the nature and quality of the services provided.

In considering the overall fairness of the Agreement, the Board assessed the degree to which economies of scale will be realized as the Fund grows as well as the extent to which fee levels reflect those economies of scale for the benefit of the Fund’s shareholders. The materials that the Adviser provided to the Board reflected economies that have been achieved as the Fund has grown in that certain costs of providing services to the Fund either remain stable or increase at a lesser rate than the rate of growth of the Fund’s assets. The Board reviewed the pattern of growth in the Fund’s assets and the Fund’s expense ratio as well as the amount of fees voluntarily waived by the Adviser during recent periods when the market yield on the Fund’s portfolio was very low. The Board also noted that the Fund, and its shareholders, have shared in the economies of scale realized as the Fund has grown through reductions in the overall level of advisory fees through the achievement of breakpoints in the Adviser’s fee schedule. The Board determined that the fee schedule, including breakpoints, in the Agreement is reasonable and appropriate and that further breakpoints in the fee schedule are unnecessary based on the current level of the Fund’s assets.

Given the nature of the Fund, the Adviser advised the Board that it derives minimal, if any, indirect benefits from its relationship with the Fund. Therefore, the fees that the Adviser earns as the Fund’s investment adviser are the principal benefit accruing to the Adviser as a result of its relationship with the Fund. The Board considered the Adviser’s explanation in concluding that the Adviser’s advisory fees are reasonable in relation to the benefits to the Fund from the Adviser’s services. Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the renewal of the Fund’s Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

HILLIARD-LYONS GOVERNMENT FUND, INC.

Hilliard Lyons Center

Louisville, Kentucky 40202

(502) 588-8400

Investment Adviser, Administrator

and Distributor

J.J.B. Hilliard, W.L. Lyons, Inc.

Hilliard Lyons Center

Louisville, Kentucky 40202

(502) 588-8400

Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street

P.O. Box 1912

Boston, Massachusetts 02105

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent

Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

Philadelphia, Pennsylvania 19103

DIRECTORS AND OFFICERS

BOARD OF DIRECTORS

Samuel G. Miller

J. Robert Shine

Lindy B. Street

OFFICERS

Joseph C. Curry, Jr. – President

Dianna P. Wengler – Vice President

and Treasurer

Edward J. Veilleux – Vice President

and Chief Compliance Officer

Stephanie J. Ferree – Secretary

Hilliard-Lyons

Government Fund, Inc.

Annual Report

August 31, 2005

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the code, nor were there any implicit or explicit waivers to the provisions of the code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that there is a financial expert serving on the audit committee. Mr. J. Robert Shine is the audit committee financial expert and is considered to be independent in accordance with Commission rules. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees for fiscal years ended August 31, 2005 and August 31, 2004 were $20,500.00 and $19,500.00, respectively.

(b) Audit-related fees for fiscal years ended August 31, 2005 and August 31, 2004 were $2,825.00 and $3,225.00, respectively. All fees are for out-of-pocket expenses.

(c) Tax fees for fiscal years ended August 31, 2005 and August 31, 2004 were $5,650.00 and $5,600.00, respectively. All fees are for preparation of the U.S. income tax returns Form 1120-RIC and U.S. excise tax returns Form 8613.

(d) There were no other fees for the fiscal year ended August 31, 2005 and August 31, 2004.

“Audit fees” are fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. “Audit-related fees” are fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. “Tax fees” are fees billed for professional services rendered by the principal accountant for preparation of tax forms, tax compliance, tax advice and tax planning.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.

In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during fiscal years 2005 and 2004. During the last two fiscal years, there were no non-audit services rendered by the principal accountant to registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by rule 30a-3 (b) under the 1940 Act and Rule 13a-15 (b) under Exchange Act.

	(b)	There have been no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics Incorporated by reference to the registrant’s Form N-CSR filed October 29, 2004

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940. Filed herewith.

	(a)(3)	Not applicable.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HILLIARD-LYONS GOVERNMENT FUND, INC.

By (Signature and Title)
Joseph C. Curry Jr.
President

Date: October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
Dianna P. Wengler
Vice President and Treasurer

Date: October 28, 2005

By (Signature and Title)
Joseph C. Curry Jr.
President

Date: October 28, 2005